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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 1996


                             UNITED NATIONAL BANCORP
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                 (State or other jurisdiction of incorporation)

         000-16931                         22-2894827
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(Commission File Number)        (IRS Employer Identification No.)

     1130 Route 22 East, Bridgewater, New Jersey  08807-0010
            (Address of principal executive offices)

                         (908) 429-2200
      (Registrant's telephone number, including area code)


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Item 5.  Other Events.

                  On November 13, 1996, United National Bancorp ("United"), issued a press release announcing that it and United National Bank, its commercial bank subsidiary ("UNB"), had entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which United will acquire Farrington Bank ("Farrington"), a $62 million asset, single-office bank headquartered in North Brunswick, New Jersey. The press release and the Merger Agreement are annexed as Exhibits to this Form 8-K. The acquisition is anticipated to be a tax-free merger in which the shareholders of Farrington will receive 0.7647 shares of United's common stock, no par value ("United Common Stock") for each share of Farrington's common stock, $5.00 par value ("Farrington Common Stock"), subject to possible adjustments in certain circumstances. The acquisition is expected to be accounted for as a pooling of interests.

                  Farrington presently has 665,392 shares of Farrington Common Stock outstanding. In addition, Farrington has outstanding stock options for 60,051 shares of Farrington Common Stock. Pursuant to the Merger Agreement, holders of options to acquire Farrington Common Stock will have their options converted into options to acquire 0.7647 shares of United Common Stock or into shares of United Common Stock with a value equal to the difference between the option exercise price and the value of 0.7647 shares of United Common Stock.

                  In connection with the Merger Agreement, Farrington granted United an option to acquire 133,000 shares of Farrington's authorized but unissued common stock for an exercise price of $14.00 per share, in accordance with the terms and conditions set forth in the Stock Option Agreement which is attached as an Exhibit to this Form 8-K.

                  The announced  merger is subject to necessary bank  regulatory
approvals,   the  approval  of  Farrington   shareholders  and  other  customary
conditions.

                  The description of the Merger Agreement and the terms of the merger contained in this Form 8-K are qualified in their entirety by reference to the Merger Agreement.





Item 7.   Exhibits.



     99(a)     Press Release dated November 13, 1996

     99(b)     Agreement and Plan of Merger dated November 12, 1996

     99(c)     Stock Option Agreement dated as of November 12, 1996




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   UNITED NATIONAL BANCORP

Dated: November 21, 1996           By: RALPH L. STRAW, JR.
                                       -------------------------
                                       RALPH L. STRAW, JR.
                                       Executive Vice President


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                                INDEX TO EXHIBITS


Exhibit No.    Description
- -----------    -----------

   99(a)       Press Release dated November 13, 1996

   99(b)       Agreement and Plan of Merger dated November 12, 1996

   99(c)       Stock Option Agreement dated as of November 12, 1996